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                                                                    EXHIBIT 10.6

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Forsyth Bancshares, Inc.          THE BANKERS BANK           Loan Number
425 Tribble Gap Road          3715 NORTHSIDE PARKWAY NW                 -------------------
Cumming, GA 30130            300 NORTH CREEK, SUITE 800      Date  August 1, 1996
                                Atlanta, Georgia 30327            -------------------------
                                                             Maturity Date  August 1, 1997
                                                                          -----------------
                                                             Loan Amount $650,000.00
                                                                        -------------------
                                                             Renewal Of
                                                                       --------------------

BORROWER'S  NAME AND ADDRESS  LENDER'S NAME AND ADDRESS
"I" includes each borrower    "You" means the lender, its
   above, jointly and           successors and assigns.
        severally
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For value received, I promise to pay to you, or your order, at your address
listed above the PRINCIPAL sum of         Six Hundred and Fifty Thousand Dollars
                                 -----------------------------------------------
  and no/100        Dollars $        650,000.00
- -------------------           --------------------------------------------------

[ ] Single Advance:  I will receive all of this principal sum on
                                                                 ---------------
    No additional advances are contemplated under the note.

[X] Multiple Advance:  The principal sum shown above is the maximum amount of
    principal I can borrow under this note. On              I will receive the
                                             --------------
    amount of $                  and future principal advances are contemplated.
               -----------------
    conditions:  The conditions for future advances are   financial information
                                                       -------------------------
    has been provided as requested by Lender and Borrower is not in default on
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    this loan or any other obligation to another Lender.
    ----------------------------------------------------
    [ ] Open End Credit: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other
         conditions and expires on                      .
                                  ----------------------
    [ ] Closed End Credit: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.
INTEREST:  I agree to pay interest on the outstanding principal balance from
     August 4, 1996        at the rate of   8.25  %  per year until  the index
     ---------------------               --------                   -----------
     rate changes as indicated below.      .
     --------------------------------------
[X]  Variable Rate:  This rate may then change as stated below.
     [X] Index Rate: The future rate will be    at the   following index
                                            ----------
          rate:  Prime Rate as published in the Money Rates section of the Wall
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          Street Journal.  If more than one rate exists, then the higher rate
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          will prevail.
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     [ ] No Index:  The future rate will not be subject to any internal or external index, it will be entirely in your control.
     [X] Frequency and Timing: The rate on this note may change as often as daily.
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         A change in the interest rate will take effect  on the effective date
                                                       ------------------------
         of change in the above index rate.
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     [ ] Limitations:  During the term of this loan, the applicable annual
         interest rate will not be more than         % or less than        %.
                                             --------              --------
         The rate may not change more than          % each                    .
                                           --------        ------------------
     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
     [ ]  The amount of each scheduled payment will change.
     [ ]  The amount of the final payment will change.
     [X]  The amount of each interest payment will change.
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ACCRUAL METHOD:  Interest will be calculated on a    360 day     base.
                                                ---------------
POST MATURITY RATE: I agree to pay interest on the unpaid balance of the note owing after maturity, and until paid in full, as stated below:
     [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
     [X] at a rate equal to   the index rate above plus 3%.
                           ----------------------------------------------------

[X]  LATE CHARGE: If a payment is made more than   15   days after it is due, I
                                                -------
     agree to pay a late charge of     $100.00
                                   --------------------------------------------

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[ ]  ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which  [ ] are  [ ] are not  included in the principal amount above:
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PAYMENTS: I agree to pay the rate as follows:
[X]  Interest: I agree to pay accrued interest  quarterly beginning November 1,
                                              ---------------------------------
     1996 and each quarter thereafter until maturity of August 1, 1996.
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[ ]  Principal: I agree to pay the principal due at maturity of August 1, 1997.
                                             ---------------------------------
[ ]  Installments:  I agree to pay the note in       payments. The first payment
                                              -------
     will be in the amount of $             and will be due                    .
                               ------------                -------------------
     A payment of $                       will be due
                   ----------------------             ------------------------
                                    thereafter. The final payment of the entire
     ------------------------------
     unpaid balance of principal and interest will be due                     .
                                                         --------------------
PURPOSE:  The purpose of this loan is    organizational expenses.
                                     -----------------------------------------
ADDITIONAL TERMS:  Updated personal financial statements of the guarantors to be
                  --------------------------------------------------------------
provided upon request.
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SECURITY INTEREST:  I give you a security interest in all of the Property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories to the Property), wherever the Property is or may be located, and all proceeds and produced from the Property.
   [ ] Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supposed under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.
   [ ] Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list of schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.
   [ ]  Farm Products: All farm products including, but not limited to:
        (a) all poultry and livestock and their young, along with their products, produce and replacements;
        (b)  all crops, annual or perennial, and all products of the crops, and
        (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.
   [ ]  Accounts, Instruments, Documents, Chattel Paper and Other Rights to
        Payment: all rights, I have now and that I may have in the future to the payment of money including but not limited to:
        (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
        (b) rights to payment arising out of all out of all present and future debt instruments, chattel paper and loans and obligations receivable.
        The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.
   [ ] General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.
   [ ] Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlements, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights of interest and which area under or as a result of any preexisting current or future Federal or state governments program (including, but not limited to, as programs administered by the Commodity Credit Corporation and the ASCS).
   [X]  The secured property includes, but is not limited by, the following:
        This loan is secured by the personal guarantees of the following:
        Catherine M. Amos, Jeffrey S. Bagley, Bill H. Barnett, Danny M. Bennett, Michael P. Bennett, Bryan F. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Danny L. Reid, Charles R. Smith, Wyatt
        L. Willingham, and Jerry M. Wood.


The Property will be used for a          [ ]                          purpose.
[ ] personal [X] business                    ------------------------
[ ] agricultural                         SIGNATURES AND SEALS:  IN WITNESS
If this agreement covers timber to be    WHEREOF, I HAVE SIGNED MY NAME AND
cut, minerals (including oil and gas),   AFFIXED MY SEAL ON THIS   1st  DAY OF
fixtures or crops growing or to be                              -------
grown, the description of the real       August, 1996.  BY DOING SO I AGREE TO
estate is:                               -------------
                                         THE TERMS OF THIS NOTE INCLUDING THOSE
- -------------------------------------    ON PAGE 2). I HAVE RECEIVED A COPY ON
- -------------------------------------    TODAY'S DATE.
- -------------------------------------    Forsyth Bancshares, Inc.
[ ] If checked, file this agreement
on the real estate records.              X                               (SEAL)
Record owner (if not me)                 -------------------------------
                        -------------      James O. Meyers, Chairman

                                         X                               (SEAL)
SIGNATURE FOR LENDER                     -------------------------------
                                           Charles D. Ingram, Secretary
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UNIVERSAL NOTE AND SECURITY              X                               (SEAL)
AGREEMENT                                -------------------------------
                                             David H. Denton, President